UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2020

FOLEY TRASIMENE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Delaware	001-39456	85-1961020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle
Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of Each Exchange on Which Registered

Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	BFT.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	BFT	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BFT WS	The New York Stock Exchange

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On August 21, 2020, Foley Trasimene Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 130,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $1,300,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 19,500,000 Units to cover over-allotments, if any (the “Over-Allotment Units”).

Substantially concurrently with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 18,666,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Trasimene Capital FT, LP II (the “Sponsor”), generating gross proceeds to the Company of approximately $28,000,000.

An audited balance sheet as of August 21, 2020, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, is included as Exhibit 99.1 to this Current Report on Form 8-K.

On August 26, 2020, the Company consummated the sale of an additional 16,703,345 Over-Allotment Units pursuant to the underwriters’ partial exercise of their over-allotment option. Such Over-Allotment Units were sold at $10.00 per Unit, generating gross proceeds of $167,033,450. Substantially concurrently with the closing of the sale of the Over-Allotment Units, the Company consummated the private sale of an additional 2,227,113 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds of $3,340,669. Following the closing of the over-allotment option and sale of additional Private Warrants, a total of $1,467,033,450, comprised of $1,435,692,781 of the proceeds from the sale of the Units and the Over-Allotment Units in the IPO, including approximately $29,340,669 of the underwriters’ deferred discount, and $31,340,669 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On August 26, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the sale of the Over-Allotment Units and the sale of the Private Placement Warrants on August 26, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of August 21, 2020.

99.2	Press Release, dated August 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foley Trasimene Acquisition Corp. II

Date: August 27, 2020	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary

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